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                   VANGUARD(R) INTERNATIONAL STOCK INDEX FUNDS
                       VANGUARD EUROPEAN STOCK INDEX FUND
                        VANGUARD PACIFIC STOCK INDEX FUND
                   VANGUARD EMERGING MARKETS STOCK INDEX FUND
                  VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND
                      VANGUARD DEVELOPED MARKETS INDEX FUND
               VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
              SUPPLEMENT TO THE PROSPECTUSES DATED AUGUST 13, 2001

                          VANGUARD TAX-MANAGED FUNDS(R)
                     VANGUARD TAX-MANAGED INTERNATIONAL FUND
                SUPPLEMENT TO THE PROSPECTUS DATED JULY 13, 2001

The funds identified above (the Funds) track the performance of various target indexes administered by Morgan Stanley Capital International (MSCI). MSCI has announced plans to significantly change the construction of its indexes. One change will be to include more companies--many of them smaller--in the indexes. In addition, each company included in the index will be weighted on the basis of the number of freely tradable shares, rather than its total market capitalization. As a result of these changes, the reconstruction will alter the country weightings in the various MSCI indexes.
     MSCI will implement the changes in two stages -- half on November 30, 2001, and the remainder on May 31, 2002. MSCI is publishing its indexes under both the current and revised formulations for a full year so that investors can move to the revised version in an orderly fashion. To minimize transaction costs and to protect the Funds from "front-running" by speculators trying to profit from the transition, the Funds might choose not to implement the changes on the same days that MSCI does.
     We estimate that turnover in the target indexes--the MSCI EAFE, Europe, and Pacific Free Indexes, and the Select Emerging Markets Free Index--resulting from the revised methodology will amount to approximately 33%, 28%, 38%, and 38% of assets, respectively. The European, Pacific, and Emerging Markets Stock Index Funds, and the Tax-Managed International Fund, which track their respective target indexes by investing directly in securities contained in the indexes, will see their turnover levels rise by approximately the same amounts as the indexes they track. The Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds indirectly track their respective target indexes by investing in other Vanguard funds and therefore will not experience a significant change in their turnover rates. We do not expect any of the Funds to realize capital gains as a result of the transition.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PSMSCI  092001